Exhibit 99.2

U H INVESTOR PRESENTATION FEBRUARY 2021

DISCLAIMER

The information, including financial information, contained herein has not been finalized and is subject to change. This confidential presentation was prepared exclusively for the benefit and internal use of the party to whom it is directly addressed and delivered in connection with the evaluation of a potential transaction (the "Business Combination") between Fusion Acquisition Corp. ("Fusion") and MoneyLion Inc. ("MoneyLion" or the "Company"). Any further distribution or reproduction of this presentation, in whole or in part, or the divulgence of any of its contents, is unauthorized. By accepting the presentation, each recipient agrees to maintain the confidentiality of the information contained herein in accordance with the confidentiality undertaking previously provided to Fusion. To the fullest extent permitted by law, in no circumstances will MoneyLion or Fusion or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither MoneyLion nor Fusion has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of MoneyLion or the proposed business combination of Fusion and MoneyLion (the "Business Combination"), and none of Fusion, the Company or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation, and the recipient disclaims any such representation or warranty. Viewers of this presentation should each make their own evaluation of MoneyLion and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Fusion, MoneyLion or any of their respective affiliates. Any such solicitation will be conducted pursuant to a proxy statement or registration statement (the "Proxy Statement") filed by Fusion, MoneyLion and/or their respective affiliates with the Securities and Exchange Commission. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision.

Forward-Looking Statements

Certain statements in this presentation may be considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Fusion's or the Company's future financial or operating performance. For example, projections of future Adjusted Revenue, Contribution Profit and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "potential" or "continue," or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Fusion and its management, and MoneyLion and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Fusion, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Fusion, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet the New York Stock Exchange's listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of MoneyLion as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that MoneyLion or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) MoneyLion's estimates of its financial performance; and (12) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in Fusion's final prospectus dated June 25, 2020 filed with the SEC on June 29, 2020, the section entitled "Risk Factors" in Fusion's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, as well as any further risks and uncertainties to be contained in the Proxy Statement filed after the date hereof.

Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Fusion nor the Company undertakes any duty to update these forward-looking statements.

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DISCLAIMER

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in any proxy or may be presented differently in any proxy statement or registration statement to be filed by Fusion with the SEC. The "Pro Forma" financial data included herein has not been prepared in accordance with Article 11 of the SEC's Regulation S-X, is presented for informational purposes only and may differ materially from the Regulation S-X compliant unaudited pro forma financial statements of MoneyLion to be included in the Proxy Statement in connection with the proposed Business Combination (when available). In addition, 2020 results are preliminary and unaudited, and subject to change in connection with the completion of the audit. Except as otherwise noted, all references herein to full-year periods refer to MoneyLion's fiscal year, which ends on December 31.

Some of the financial information and data contained in this presentation, such as Adjusted Revenue and Contribution Profit, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). MoneyLion defines Adjusted Revenue as gross revenue net of direct charge-offs, excluding discontinued products. MoneyLion defines Contribution Profit as Adjusted Revenue less cost of sales including processing, data and other variable expenses.

MoneyLion uses these non-GAAP measures to compare MoneyLion's performance to that of prior periods for budgeting and planning purposes. Fusion and MoneyLion believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to MoneyLion's results of operations. Fusion and MoneyLion believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing MoneyLion's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. MoneyLion's method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and MoneyLion does not recommend the sole use of these non-GAAP measures to assess its financial performance. MoneyLion management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in MoneyLion's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review MoneyLion's financial statements, which will be included in the Proxy Statement in connection with the proposed Business Combination (when available), and not rely on any single financial measure to evaluate MoneyLion's business.

Other companies may calculate Adjusted Revenue, Contribution Profit and other non-GAAP measures differently, and therefore MoneyLion's Adjusted Revenue, Contribution Profit and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

See the Appendix for a description of these non-GAAP measures and a reconciliation of the historic measures to MoneyLion's most comparable GAAP financial measures.

This presentation contains financial forecasts of the Company, namely, MoneyLion's projected Adjusted Revenue, Contribution Profit and Net Income for 2020 through 2023. Neither the Company's independent auditors, nor the independent registered public accounting firm of Fusion, audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. The projected financial information contained in this presentation constitutes forward-looking information. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved.

Industry and Market Data

In this presentation, Fusion relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable, including reports by market research firms. Neither Fusion nor MoneyLion has independently verified the accuracy or completeness of any such third-party information.

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners.

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MoneyLion Fusion Acquisition Corp. 4 TODAY’S PRESENTERS Dee Choubey CEO / Co - Founder Rick Correia CFO John James CEO Jeff Gary CFO

FUSION ACQUISITION CORP.

Fusion
Acquisition Corp.

Fusion Acquisition Corp. (“Fusion”), a publicly traded company (NYSE: FUSE), raised $350 million at IPO on June 26, 2020 to acquire a target within the FinTech, Asset and Wealth Management sectors with an enterprise value $750 million – $3 billion

ACQUISITION CRITERIA	MoneyLion
Offers differentiated products or services within FinTech or Asset and Wealth Management sectors	✓
At an inflection point or can innovate through new operational techniques	✓
Has a leading or niche market position and demonstrates advantages when compared to the company’s competitors	✓
Exhibits unrecognized value that can be enhanced based on further analysis and diligence	✓
Demonstrated organic growth with capacity for add-on acquisition opportunities	✓
Can benefit from being a publicly traded company, with access to broader capital markets, to achieve the company’s growth strategy	✓
Strong and committed management team in place with a track record of driving growth and profitability	✓

Jim Ross

Chairman

- Financial product innovator and experienced director. Currently a senior advisor to State Street. An ETF pioneer and instrumental in creating and bringing to market many of the world’s first ETFs, including the SPDR S&P 500 ETF (NYSE: SPY) as well as the first gold ETF (NYSE: GLD)

John James

CEO

- Over 20-years' experience as a successful institutional investor, asset manager, and founder and operator of multiple technology businesses. Experiences include serving as founder and CEO of BetaSmartz, a global FinTech financial services company and co-founding Boka Group, leading fund management and sovereign advisory

Jeff Gary

CFO

- Over 30-years’ experience in financial services covering significant M&A, portfolio management, boards, and SPAC experience. Previously worked closely with the Avenue Capital SPAC Investment Team on two completed IPO and Business Combinations (2012-2018)

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Implied transaction value of $2.4 billion Transaction represents 9.2x 2022E adjusted revenue and 16.5x 2021E adjusted revenue Transaction expected to be funded through a combination of FUSE’s $350 million cash in trust and $250 million of PIPE financing Net proceeds from the transaction of $526 million placed on the balance sheet, net of transaction expenses Current shareholders of MoneyLion to maintain approximately 76% pro forma ownership Closing expected in the first half of 2021, subject to customary regulatory approvals Illustrative Post - Transaction Ownership Breakdown TRANSACTION OVERVIEW 6 12% 9% 3% 76% SPAC Sponsor Shares PIPE Investors Public Stockholder Shares Seller Rollover Shares

Meet MoneyLion

WHO WE ARE

America's leading digital financial platform

MoneyLion is empowering hardworking Americans to take control of their financial lives through powerful products that make it easier to borrow, save, invest and earn. **All in one app.**

+85K	4.7	4.6
All App Stores	Apple Rating	TrustPilot Rating

PROVIDE FINANCIAL ADVICE AND ACCESS TO EVERY HARDWORKING AMERICAN



IMPROVE YOUR FINANCIAL HEALTH
Weekly spend reports and money tips
9.2
A financial heartbeat score based on your overall financial health
Advice
START AUTO INVESTING EASILY
Fully managed investment account
$472.00
PUT INVESTING ON AUTOPILOT
Investing
BANKING THAT GIVES YOU MORE
A lot more. Like your paycheck up to two days early* with RoarMoney℠ — plus easy ways to borrow, save, invest, and earn. All in one app.
Trusted by Over 7 Million Members
MoneyLion
debit
RoarMoney℠ is powered by MetaBank®, N.A., Member FDIC
See description for terms, conditions, and fees
Banking
GET CASH ADVANCES WITH NO INTEREST
0% APR Instacash advances up to $250
$35
$40
$45
$50
GET CASH NOW
Salary Advance
START BUILDING CREDIT WITH A LOW APR LOAN
Credit Builder Plus℠ program
MoneyLion
1 min ago
More than half of members raise their score by 60 points within 60 days
Credit Building

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9 LED BY TECHNOLOGISTS AND FINANCIAL PRODUCT EXPERTS Greg DePetris Head of Strategy Chee Mun Foong CTO / Co - Founder Bill Davaris CMO Adam VanWagner General Counsel Samantha Roady COO Jerry Weiss Head of Credit Tim Hong CPO Dee Choubey CEO / Co - Founder Rohit D’Souza Executive Chairman Rick Correia CFO Arthur Berd Head of Advice

10 Inacc e s sible Impersonal Limited Misaligned Banking is Broken Fees Elitist S el f ish Dated 10

11 WE ARE REWIRING THE BANKING SYSTEM SERVE HARDWORKING AMERICANS. Focus on 100 million Americans in need of a financial partner Underserved population represents trillions of annual savings, spending and investments, a $250B revenue opportunity LET DATA DRIVE OUR APPROACH. Understand our users’ problems through data Billions of user data points identify financial pain points that drive product development and delivery PROVIDE A COMPLETE SOLUTION. Offer a single platform to address all their needs Multiple product engagement increases revenue per customer at a lower cost to acquire and serve CONSTANTLY INNOVATE OUR OFFERING. Deliver new products and advice to better serve our users Proprietary technology platform allows for a faster, lower cost product innovation cycle GENERATE MUTUAL BENEFIT. Improve our users’ financial well - being Deliver differentiated value to our users, while producing strong revenue growth and profitability

12 Proprietary Tech Platform 99% automated processing Proven Unit Economics 63% contribution profit margin Deep Consumer Insights 1.5 billion user data points Accelerating Adjusted Revenue (1) $102M run - rate 197% YoY growth Note: Data as of Q4 2020P. 2020 results are preliminary and unaudited, and subject to change in connection with the completi on of the audit 1. Adjusted Revenue defined as gross revenue net of direct charge - offs, excluding discontinued products. Adjusted Revenue is a non - GAAP measure. See Appendix for reconciliation of Adjusted Revenue to GAAP Total Revenue. 2. Payback period of LTM median cohort performance. Established User Base 1.4 million users with accounts PROVIDE FINANCIAL ADVICE AND ACCESS TO EVERY HARDWORKING AMERICAN BY REWIRING THE BANKING SYSTEM OUR MISSION OUR METRICS Efficient Monetization 4 - month payback (2)

13 $10 billion Advice (4) (5) OUR CURRENT REVENUE OPPORTUNITY $250+ billion OUR TARGET MARKET MULTIPLE LARGE FEE POOLS 1. TransUnion. 2. Nilson , Federal Reserve, U.S. Census Bureau, ValuePenguin; estimated 2019 debit and credit card interchange fees plus estimated rev enu e opportunity for point - of - sale financing using Q3 2020 LTM e - commerce sales. 3. SNL; Q3 2020 LTM service charges on deposit accounts for U.S. re gulated depositories and credit unions; excludes depositories with assets under $1bn. 4. Statista; Assumes 25bps fee on ~$3tn of forecasted digital asset manager AU M 5. PMA, Statista; Assumes financial services account for ~35% of $8.2bn of affiliate derived revenue. $200 billion Spend (2) FICO Household Income 550 600 700 650 750 $50k $100k $150k+ AMERICA’S MIDDLE CLASS 100 Million Americans disadvantaged by the current financial system (1) $42 billion Save (3)

PROPRIETARY TECH STACK DRIVES PRODUCT INNOVATION Payments Money Movement Decisioning Risk Models Cross - Sell In - House CRM Chatbot Rewards Compliance PLATFORM & MICROSERVICES PRODUCT LAYER Launching In 2021 55 Machine Learning Models Prototype to Delivery < 6 Months 99% Automated Processing Instant Transfers On Our Rails 10 Second Approvals INSTACASH INVESTING ROAR MONEY CREDIT BUILDER PLUS PAY OVER TIME SECURED CARD 14 Launching In 2021 Launching In 2021 CRYPTO PLATFORM

DEEP INSIGHT INTO FINANCIAL & NON - FINANCIAL BEHAVIOR 15 3B Inferences, categorizations, predictions per day 14K Insights per user Vast Real - Time Consumer Data Flows Proprietary Data Platform Unique Consumer Intelligence 1B Transaction data points per day 100+ Integrated data sources 13M+ Connected bank accounts

WHO WE SERVE Data Driven Customer Segmentation Informs Product Innovation The Hopeful The Optimist The Adventurer The Builder We help The Builder with integrated products that help them control their finances and build future wealth. 16

PRODUCTS ESSENTIAL TO DAILY LIFE

IN TIMES OF EXCESS

Roar Money
Digital checking account with cash management & e-commerce features

Investing
Fully managed investment account



MoneyLion
9:41 AM
INVESTMENT ACCOUNT • 5678
MoneyLion
$472.00
+ $150.00 In progress
$450.00
Net contribution
Your Return
1 W
1 M
Add
Withdraw
My
SELECT INSTACASH AMOUNT
$30
$35
$40
$45
$50
Get $40 now
You currently have $90 available.
Get up to $50 at a time.
Loan payment
$19.80
$19.80 on May 25
every two weeks on Fridays
NEXT

IN TIMES OF NEED

Instacash
0% APR salary advance offering

Credit Builder Plus
Credit building program with personal loans

17

c Banking that gives you more. Demand Deposit Account A lot more. Like your paycheck up to two days early with RoarMoney ℠ — plus easy ways to borrow, save, invest, and earn. All in one app. $2.85 ROARMONEY Cash + Crypto* Rewards Mastercard Price Protection Up to $1,000 Get Paid 2 Days Early *Coming in 2021 18

Get paid on your terms. In seconds. Start making life easier with Instacash. Get up to $250 anytime. No interest. No monthly fee. No credit check. Users love Instacash – NPS +80 0% APR Salary Advances INSTACASH No Interest Cash in Seconds No Credit Check 19

Build credit while you save. Establish a credit history or rebuild your credit with Credit Builder Plus – no hard credit check. Lion’s Share Loyalty Program your way to $0 membership cost. 620 60 Powerful Credit Building Program CREDIT BUILDER PLUS Credit Builder Loan up to $1,000 60 Point Increase in First 60 days Monitor Credit Health 20

Auto Investing Collateralize Your Account Personalized Portfolios Investing in yourself is this easy. Reach your goals faster with managed portfolios and auto investing — no management fees or minimums. Crypto investing coming soon. Fully Managed Investment Account INVESTING 21

S A V E SCORE SPEND SHIELD UNDERSTANDING OUR USERS’ FINANCIAL LIVES ENABLES US TO PROVIDE TAILORED GUIDANCE AND PRODUCTS THROUGH OUR AUTOMATED ADVICE PLATFORM TO ACHIEVE THEIR GOALS ADVICE EMPOWERING A BETTER FINANCIAL LIFE 22

Next Year Next Decade Retirement+ Now Next Paycheck Our current value proposition TM Where our Advice will guide our users Avoid overdraft fees Manage surprise expenses Improve my credit score Build a rainy - day fund Pay my bills Open an investment account PRECISION GUIDED ADVICE 23 fGPS Technology

24 Engage Users through MoneyLife Drive Better Economics Reduce CAC Increase cross - sell Expand top of funnel Videos + influencers + community Financial advice and education Earn rewards to shop or save INTRODUCING MONEYLIFE Content that drives low - cost user acquisition and engagement

Increase top of funnel conversion Continue penetrating enormous addressable market Rollout of new products Cross - sell products with platform approach Now Significant upside from scaling proven products and strategy 25 CORE GROWTH DRIVERS

Secured Credit Card Allows users with investible assets of $250 - $10,000 to collateralize their assets and free up liquidity NEW PRODUCT S LAUNCHING IN 2021 Crypto Platform Trade, round - up and earn rewards in digital assets and use a crypto wallet for P2P payments Pay Over Time Payment flexibility so users can finance RoarMoney purchases over single or multiple installments 26 Note: Adjusted Revenue from these products not included in financial projections

FINANCIAL ROADMAP

28 Product Recommendation and Affiliate Fees Instant Transfer Convenience Fees Instacash Credit Builder Plus Tips Membership Instant Transfer Convenience Fees FEES Roar Money Interchange Out - of - Network ATM Fees Ad min Fee PAYMENTS Investing Affiliates Wealth - RIA Admin Fees ADVICE Credit Builder Plus Interest Income INTEREST PLATFORM APPROACH DRIVES DIVERSE REVENUE MODEL

461 644 745 894 980 1,021 1,165 1,434 2,569 4,461 6,987 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 2021E 2022E 2023E 29 TOTAL USERS (000s) 29 / / RAPID, LOW - COST USER GROWTH YoY Growth 79 % YoY Growth 74 % YoY Growth 57 % YoY Growth 113 % YoY Growth 59 % YoY Growth 60% YoY Growth 56 % Only $11 million in 2020P marketing expense Investing $195+ million over 2021E – 2023E Note: Reflects cumulative number of users with an account as of a given period. 2020 results are preliminary and unaudited, a nd subject to change in connection with the completion of the audit

30 1+ Product 2+ Products 3+ Products Platform approach with compelling product suite drives increasing cross - sell and ARPU expansion Powers both strong revenue growth and margin expansion Dramatic increase in already highly attractive unit economics from single product to multiple product 100% of Users 40% of Users 15% of Users ARPU $148 ARPU $200 ARPU $248 POWER OF THE PLATFORM PATH TO PRIMARY FINANCIAL RELATIONSHIP Note: ARPU relates to LTM median cohort performance.

Fees 60% Payments 17% Advice 18% Interest 5% Adjusted Revenue: $424 M Adjusted Revenue: $102M 31 GROWING ADJUSTED REVENUE DIVERSIFICATION Diversified contribution from multiple revenue models and products User cross - sell drives meaningful increase in payments revenue Monetization of recently launched affiliates product driving expansion of advice revenue Q4 2020P RUN - RATE 2023E Note: Adjusted Revenue defined as gross revenue net of direct charge - offs, excluding discontinued products. Adjusted Revenue is a non - GAAP measure. See Appendix for reconciliation of Adjusted Revenue to GAAP Total Revenue. 2020 results are preliminary and unaudited, and subject to change in connection with the completion of th e audit Fees 81% Payments 7% Advice 6% Interest 6%

40 76 102 144 258 424 2019A 2020 Prelim. Q4 2020P Run-Rate 2021E 2022E 2023E 2 39 65 94 184 332 2019A 2020 Prelim. Q4 2020P Run-Rate 2021E 2022E 2023E ADJUSTED REVENUE (1) $millions CONTRIBUTION PROFIT (2) $millions 32 ’20 P – ’23E CAGR 77% ’20 P – ’23E CAGR 104 % FINANCIAL RESULTS FROM SCALING OUR PROVEN PRODUCTS Note: 2020 results are preliminary and unaudited, and subject to change in connection with the completion of the audit 1. Adjusted Revenue defined as gross revenue net of direct charge - offs, excluding discontinued products. Adjusted Revenue is a non - GAAP measure. See Appendix for reconciliation of Adjusted Revenue to GAAP Total Revenue. 2. Contribution Profit defined as Adjusted Revenue less cost of sales including processing, data and other variable expenses. Co ntr ibution Profit is a non - GAAP measure. See Appendix for reconciliation of Contribution Profit to GAAP Net Income. Margin 4% 51% 63% 65% 71% 78%

33 $millions ADJUSTED REVENUE BRIDGE: Q4 2020P RUN - RATE TO 2021E 148 % Increase in Marketing Spend (1) 79 % Increase in Users Note: Adjusted Revenue defined as gross revenue net of direct charge - offs, excluding discontinued products. Adjusted Revenue is a non - GAAP measure. See Appendix for reconciliation of Adjusted Revenue to GAAP Total Revenue. 2020 results are preliminary and unaudited, and subject to change in connection with the completion of the audit 1. Based on 2020P marketing expense. Growth 25% Growth 143% Growth 94% Growth 61% Growth 40%

POWERFUL MODEL GENERATING PROFITABLE GROWTH

FINANCIAL OVERVIEW

$millions unless indicated otherwise	2019A	2020P	Q4 2020P Run-Rate	2021E	2022E	2023E	'20P – '23E CAGR
Adjusted Revenue (1)	$40	$76	$102	$144	$258	$424	77%
Contribution Profit (2)	$2	$39	$65	$94	$184	$332	104%
Net Income (3)	($92)	($24)	($26)	($28)	($23)	$18	—

KEY METRICS

Adjusted Revenue Growth	—	90%	197% (4)	88%	80%	65%	—
Contribution Profit Margin	4%	51%	63%	65%	71%	78%	—
User (000s)	894	1,434	N/A	2,569	4,461	6,987	70%
Payment Volume	$277	$510	$687	$1,511	$3,672	$5,599	122%
Originations	$120	$410	$620	$942	$2,045	$3,319	101%

Note: 2020 results are preliminary and unaudited, and subject to change in connection with the completion of the audit
1. Adjusted Revenue defined as gross revenue net of direct charge-offs, excluding discontinued products. Adjusted Revenue is a non-GAAP measure. See Appendix for reconciliation of Adjusted Revenue to GAAP Total Revenue.
2. Contribution Profit defined as Adjusted Revenue less cost of sales including processing, data and other variable expenses. Contribution Profit is a non-GAAP measure. See Appendix for reconciliation of Contribution Profit to GAAP Net Income.
3. From continuing products. Fair value of warrants is based on 4Q 2020P for the calculation of Q4 2020P Run-Rate Net Income.
4. Represents growth over Q4 2019A run-rate Adjusted Revenue.

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44x 38x 25x 25x 23x 20x 54x 26x 34x 27x 20x 18x 17x 13x 39x 22x FV / 2021E Revenue FV / 2022E Revenue Source: FactSet as of 02/10/2021, management estimates, company filings Note: Calendarized to 12/31 year end; Revenue metrics for Shopify, Afterpay , Lightspeed based on gross revenue; Revenues for Open Lending and Upstart based on fees charged from bank and lending partne rs; Revenues for SoFi based on management projections. FV for SoFi based on SPAC share price and cap table from investor presentation. 1. Financial data for peer group based on median financial metrics. FV / 2021E revenue / 2021E growth 0.2x 1.2x 0.6x 0.6x 0.2x 0.4x 0.3x 1.4x 1.1x 2020P - 2022E Revenue CAGR 84% 33% 55% 33% 72% 47% 55% 38% 23% 35 ATTRACTIVE INITIAL VALUATION RELATIVE TO PEERS FV / 2022E Median: 19x 17x 9x High - growth FinTech / Payments (1) High - growth Financial SaaS (1)

WE GIVE E VER Y O N E ACCESS APPENDIX

37 Implied transaction value of $[2.2] billion and equity value of $[2.5] billion (assuming net debt of [$260] million) Net proceeds from the transaction used to pay cash consideration to selling shareholders and transaction expenses with $[260] million being placed on the balance sheet TRANSACTION OVERVIEW Note: Assumes no redemptions from trust. Excludes impact of 7.5 million of seller shares subject to an earnout at $12.50 and 10. 0 million of seller shares subject to an earnout at $16.50. Excludes impact of 17.5 million public warrants and 8.1 million p riv ate placement warrants. Assumes 100% stock consideration. At MoneyLion's election, a portion of the available cash may be paid to the sellers, in which case the stock consideration will be reduced p ro portionately. PRO FORMA ENTERPRISE VALUATION AT CLOSE $millions, except share price Total s hares outstanding 288.8 Illustrative share price $10.00 Equity value $2,888 ( - ) Excess cash on balance sheet ($526) Enterprise value $2,362 2021E EV / Revenue 16.5x 2022E EV / Revenue 9.2x ESTIMATED TRANSACTION SOURCES & USES $millions, except share price Proposed sources Fusion shares issued to seller $2,200 Fusion cash in trust 350 PIPE financing 250 Founder shares 88 Total sources $2,888 Proposed uses Fusion shares issued to seller $2,200 Cash to pro forma balance sheet 526 Founder shares 88 Transaction expenses 45 Debt paydown 29 Total uses $2,888

RECEIVABLE FINANCING STRATEGY: INVEST IN AMERICA (IIA)

Value to MoneyLion

- Substantial transfer of credit risk from MoneyLion to IIA through a "true sale of assets"
- No IIA recourse to MoneyLion
- Ability to finance every current and future product created by MoneyLion
- Unique reinvestment model reduces effective cost of capital

Originations Financed via IIA

$millions



CAGR: ~200%
100+
400+
900+
2019A
2020P
2021E

Key IIA Investor Attributes

Investor Profile	▪ Institutional investors represent over 80% of IIA funding ▪ Accredited U.S. investors
IIA Fund Structure	▪ Fixed return target ▪ Daily pledging of receivables ▪ Excess return accrues to MoneyLion
Lockup	▪ 12-48 months
Reinvestment	▪ Effective cost of capital resulting from compounding benefit of reinvestment
Auditor	▪ Deloitte

Note: 2020 results are preliminary and unaudited, and subject to change in connection with the completion of the audit

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39 UNAUDITED HISTORICAL INCOME STATEMENT Twelve Months Ended December 31 ($millions) 2019A 2020 Prelim. Selected Income Statement Adjusted Revenue Fees $30 $61 Payments 5 6 Advice 3 3 Interest 2 5 Total Adjusted Revenue (1) $40 $76 Total Expenses 127 99 Pre - Tax Income ($87) ($23) Change in Fair Value of Warrants (benefit) / loss 4 1 Net Income from Continuing Products ($92) ($24) Discontinued Products 12 2 Tax (benefit) / loss (0) (0) Net Income Including Discontinued Products ($79) ($22) Contribution Profit (2) $2 $39 Contribution Profit Margin 4% 51% Note: 2020 results are preliminary and unaudited, and subject to change in connection with the completion of the audit 1. Adjusted Revenue defined as gross revenue net of direct charge - offs, excluding discontinued products. Adjusted Revenue is a non - GAAP measure. See Appendix for reconciliation of Adjusted Revenue to GAAP Total Revenue. 2. Contribution Profit defined as Adjusted Revenue less cost of sales including processing, data and other variable expenses. Co ntr ibution Profit is a non - GAAP measure. See Appendix for reconciliation of Contribution Profit to GAAP Net Income

40 RECONCILIATION TO NON - GAAP FINANCIALS: ADJUSTED REVENUE Twelve Months Ended December 31 ($millions) 2019A 2020 Prelim. Total Revenues, Net (GAAP) $64 $81 Direct Charge - Offs (7) (3) Revenue from Discontinued Products (16) (1) Non - Operating Income (1) (0) Adjusted Revenue (Non - GAAP) $40 $76 Note: 2020 results are preliminary and unaudited, and subject to change in connection with the completion of the audit

41 RECONCILIATION TO NON - GAAP FINANCIALS: CONTRIBUTION PROFIT Twelve Months Ended December 31 ($millions) 2019A 2020 Prelim. Net Income (GAAP) ($79) ($22) Add Back: Total Operating Expenses (1) 143 103 Income tax (benefit) expense (0) (0) Less: Directly Attributable Costs Underwriting Expenses (18) (8) Bank and Payment Processor Fees (7) (14) Direct Charge - Offs (7) (3) Compensation & Benefits (5) (4) IT (4) (5) Professional Fees (1) (3) Other Operating Expenses (0) 0 Other Direct Costs (4) (4) Revenue from Discontinued Products (16) (1) Non - Operating Income (1) (0) Contribution Profit (Non - GAAP) $2 $39 Note: 2020 results are preliminary and unaudited, and subject to change in connection with the completion of the audit 1. Total operating expenses as classified in the audited financial statements

WE GIVE E VER Y O N E ACCESS RISK FACTORS

RISK FACTORS (1/3)

Macroeconomic Risks:

1. Our financial condition and results of operations may be adversely impacted by the COVID-19 pandemic
2. Our business may be adversely affected by economic conditions and other factors that we cannot control
3. We operate in a cyclical industry. In an economic downturn, we may not be able to grow our business or maintain expected levels of liquidity or revenue growth

Risks Related to our Business:

4. We are a rapidly growing company with a relatively limited operating history, which may result in increased risks, uncertainties, expenses and difficulties, and makes it difficult to evaluate our future prospects
5. Our results of operations and future prospects depend on our ability to retain existing, and attract new, customers. We face intense and increasing competition and, if we do not compete effectively, our competitive positioning and our operating results will be harmed
6. The success of our business depends in part on our ability to work with a bank partner, currently MetaBank, to provide deposit and debit card services facilitated through our platform and the loss of this bank partner could materially and adversely affect our business, results of operations, financial condition, and future prospects
7. The success of our business depends in part on our ability to work with DriveWealth, a third-party broker-dealer partner, to provide investment advisory services facilitated through our platform and the loss of this partner could materially and adversely affect our business, results of operations, financial condition, and future prospects
8. We rely on third-party service providers for payment processing and other functions that are important to our operations. The loss of those service providers could materially and adversely affect our business, results of operations, and financial condition. Additionally, if a third-party service provider fails to comply with legal or regulatory requirements or otherwise to perform these functions properly, our business may be adversely affected
9. A significant change in client cash allocations or consumer confidence in our products and services could negatively impact our business
10. If the information provided to us by customers is incorrect or fraudulent, we may misjudge a customer's qualifications to receive our products and services, and our results of operations may be harmed and could subject us to regulatory scrutiny or penalties
11. Many of our investment advisory customers are first-time investors and our revenues could be reduced if these customers stop investing altogether or stop using our platform for their investing activities
12. Providing investment education tools could subject us to additional risks if such tools are construed to be investment advice or recommendations
13. If loans originated through our platform do not perform, or significantly underperform, we may incur financial losses on the loans we originate or lose the confidence of our financing sources
14. Borrowers may prepay a loan at any time without penalty, which could reduce our revenue and limit our ability to obtain financing for our lending operations
15. We service all of the loans we originate. A failure by us to service loans properly could result in lost revenue and negatively impact our business and operations or subject us to regulatory scrutiny or penalties
16. We rely on investment through our subsidiary Special Purpose Vehicle financing structure to fund certain aspects of our operations, and any inability to meet our obligations concerning that financing activity could result in significant losses and harm our business

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44 RISK FACTORS (2/3) 17. We depend on our key personnel and other highly skilled personnel, and if we fail to attract, retain and motivate our personn el, our business, financial condition and results of operations could be adversely affected 18. If we fail to promote, protect, and maintain our brand in a cost - effective manner, we may lose market share and our revenue may decrease 19. Our engineering and technical development teams are based primarily in Malaysia which could be adversely affected by changes in political or economic stability or by government policies Technology Risks: 20. Our ability to collect payments on our financial products and services and maintain accurate accounts may be adversely affect ed by computer malware, social engineering, phishing, physical or electronic break - ins, technical errors and similar disruptions 21. Our platform and internal systems rely on software that is highly technical, and if it contains undetected errors, our busine ss could be adversely affected 22. Some aspects of our business processes include open source software, and any failure to comply with the terms of one or more of these open source licenses could negatively affect our business 23. Systems failures or disruptions, including events beyond our control, and resulting interruptions in the availability of our web sites, applications, products, or services could harm our business 24. Demand for our products may decline if we do not continue to innovate or respond to evolving technological or other changes Legal and Regulatory Risks: 25. Our business is subject to extensive regulation, examination, and oversight in a variety of areas, including registration and li censing requirements under federal, state and local laws and regulations 26. The legal and regulatory regimes governing certain of our products and services are uncertain and evolving. Changing laws, re gul ations, interpretations or regulatory enforcement priorities may negatively impact the management of our business, results of operations, ability to offer certain products or the terms and conditions upon which they are offered, and ability to compete 27. If loans made by us under our state lending licenses are found to violate applicable state interest rate limits or other prov isi ons of applicable state lending and other laws, it could adversely affect our business, results of operations, financial condition, and future prospects 28. If we operate without having obtained necessary state or local licenses, it could adversely affect our business, results of o per ations, financial condition, and future prospects 29. The highly regulated environment in which our third - party financial institution partners operate may subject us to regulation an d could have an adverse effect on our business, results of operations, financial condition, and future prospects 30. If we are required to register under the Investment Company Act, our ability to conduct business could be materially adversel y a ffected 31. The collection, processing, use, storage, sharing and transmission of personal data could give rise to liabilities as a resul t o f federal, state and international laws and regulations, as well as our failure to adhere to the privacy and data security practices that we articulate to our customers

45 RISK FACTORS (3/3) 32. Cyberattacks and other security breaches suffered by us or third parties could have an adverse effect on our business, harm o ur reputation and expose us to scrutiny or liability 33. While we take precautions to prevent consumer identity fraud, it is possible that identity fraud may still occur or has occur red , which may adversely affect the performance of our products and services or subject us to scrutiny or penalties 34. We may be unable to sufficiently obtain, maintain, protect, or enforce our intellectual property and other proprietary rights 35. We may be sued by third parties for alleged infringement, misappropriation, or other violation of their intellectual property or other proprietary rights 36. Failure to comply with anti - money laundering, economic and trade sanctions regulations, and similar laws could subject us to pen alties and other adverse consequences 37. We have in the past, and continue to be, subject to inquiries, subpoenas, exams, pending investigations, or enforcement matte rs by state and federal regulators, the outcome of which is uncertain and could cause reputational and financial harm to our business and results of operations 38. Unfavorable outcomes in legal proceedings may harm our business and results of operations 39. Changes in tax law and differences in interpretation of tax laws and regulations may adversely impact our financial statement s 40. As the regulatory framework for artificial intelligence and machine learning technology evolves, our business, financial cond iti on and results of operations may be adversely affected Financial and Capital Risks: 41. We may be unable to finance all of the receivables that we originate or other assets that we hold, and that illiquidity could re sult in a negative impact on our financial condition 42. We may be unsuccessful in managing the effects of changes in cost of capital on our business 43. Our projections are subject to significant risks, assumptions, estimates and uncertainties. As a result, our projected revenu es, market share, expenses and profitability may differ materially from our expectations 44. Real or perceived inaccuracies in our key operating metrics may harm our reputation and negatively affect our business 45. If we fail to maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired 46. Any acquisitions, strategic investments, entries into new businesses, joint ventures, divestitures, and other transactions co uld fail to achieve strategic objectives, disrupt our ongoing operations or result in operating difficulties, liabilities and expenses, harm our business, and negatively impact ou r r esults of operations 47. Our risk management processes and procedures may not be effective 48. We have a history of losses and may not achieve profitability in the future 49. Our ability to use our deferred tax assets to offset future taxable income may be subject to certain limitations that could s ubj ect our business to higher tax liabilities 50. Our projected financial information is subject to significant risks, assumptions, estimates and uncertainties, including assu mpt ions regarding future legislation and changes in regulations. As a result, our projected revenue, market share, expenses and profitability may differ materially from our expe cta tions